UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:   January 18, 2005

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION (Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

P. O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Item 7.01 Regulation FD Disclosure

Effective as of the end of the day on November 30, 2004, Kimberly-Clark Corporation completed the distribution to its stockholders of all of the shares of common stock of Neenah Paper, Inc., a wholly-owned subsidiary formed in April 2004 to facilitate the spin-off of Kimberly-Clark’s Fine Paper and Technical Papers businesses and its Canadian pulp mills (the “Spin-off”). In accordance with Statement of Financial Accounting Standards (“SFAS”) 144, Accounting for the Impairment or Disposal of Long-Lived Assets, Kimberly-Clark’s prior period Consolidated Income Statements and Cash Flow Statements and related disclosures will be reported to present the results of Neenah Paper’s fine paper and technical paper businesses, which were previously included in the Business-to-Business segment, as discontinued operations. Prior to the Spin-off, Kimberly-Clark internally consumed approximately 90% of the pulp produced by the Canadian pulp business. In connection with the Spin-off, Kimberly-Clark entered into a long-term pulp supply agreement with Neenah Paper, whereby Kimberly-Clark will continue to consume a substantial portion of the pulp produced by Neenah Paper. Therefore in accordance with the provisions of SFAS 144 the results of Neenah Paper’s Canadian pulp business do not qualify to be reported as discontinued operations. To facilitate reviewing Kimberly-Clark’s future periodic reports, the following Exhibits are attached to this Current Report:

o	Exhibit 99.1 — Consolidated Income Statements for the years ended December 31, 2000 through 2003, the four quarters of 2003 and the first three quarters of 2004, presenting the results of Kimberly-Clark’s former fine and technical paper businesses as discontinued operations.

o	Exhibit 99.2 — Consolidated Cash Flow Statements for the years ended December 31, 2002 and 2003, and for the first three, six and nine months of 2004, as well as, the first nine months of 2003 that present cash used for or provided by continuing operations and discontinued operations.

o	Exhibit 99.3 – Consolidated Operations by Business Segment, setting forth the net sales and operating profit for the Corporation’s reportable business segments on a continuing operations basis of presentation for the years ended December 31, 2000 through 2003 and on a quarterly basis for 2003 and the first three quarters of 2004.

The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: January 18, 2005	By: /s/ MARK A. BUTHMAN Mark A. Buthman Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

o	Exhibit 99.1 — Consolidated Income Statements for the years ended December 31, 2000 through 2003, the four quarters of 2003 and the first three quarters of 2004, presenting the results of Kimberly-Clark’s former fine and technical paper businesses as discontinued operations.

o	Exhibit 99.2 — Consolidated Cash Flow Statements for the years ended December 31, 2002 and 2003, and for the first three, six and nine months of 2004, as well as, the first nine months of 2003 that present cash used for or provided by continuing operations and discontinued operations.

o	Exhibit 99.3 – Consolidated Operations by Business Segment, setting forth the net sales and operating profit for the Corporation’s reportable business segments on a continuing operations basis of presentation for the years ended December 31, 2000 through 2003 and on a quarterly basis for 2003 and the first three quarters of 2004.